Exhibit 99.1

INDEPENDENT AUDITOR’S REPORT

To the Members
CRC Acquisition Co., LLC
(d/b/a Concord Steel)
Warwick, Rhode Island

We have audited the accompanying balance sheets of CRC Acquisition Co., LLC (d/b/a Concord Steel) as of December 31, 2005 and 2004, and the related statements of operations and members’ equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the management of CRC Acquisition Co., LLC. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRC Acquisition Co., LLC (d/b/a Concord Steel) as of December 31, 2005 and 2004 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP
McGladrey & Pullen, LLP
Stamford, Connecticut September 15, 2006 except for Note 14, for which the date is October 3, 2006

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

ASSETS
	2005	2004
CURRENT ASSETS:
Cash and cash equivalents	$1,002,789	$78,949
Accounts receivable, trade, less allowance for doubtful accounts of $10,000 in 2005 and $30,000 in 2004	4,301,047	4,166,923
Inventory	10,742,725	6,756,506
Prepaid expenses	149,011	73,813

Total current assets	16,195,572	11,076,191

PROPERTY AND EQUIPMENT:
Building and improvements	590,500	525,677
Machinery and equipment	4,216,972	3,613,403
Office equipment and furniture	238,346	123,125
Transportation equipment	122,784	82,673
	5,168,602	4,344,878
Less accumulated depreciation	1,292,467	848,949
Net property and equipment	3,876,135	3,495,929

OTHER ASSETS:
Deposits	131,700	160,200
Deferred financing costs, less accumulated amortization
of $13,149 in 2005 and $9,643 in 2004	4,383	7,889
Total other assets	136,083	168,089
	$20,207,790	$14,740,209

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
Line of credit note payable	$3,450,000	$1,741,928
Current maturities of long-term debt	276,900	282,998
Accounts payable	4,582,989	3,594,615
Accrued expenses	1,309,766	924,761
Distributions payable	-	588,950
Total current liabilities	9,619,655	7,133,252

LONG-TERM LIABILITIES:
Notes payable, less current maturities	796,150	1,095,035

Total long-term liabilities	796,150	1,095,035
MEMBERS' EQUITY	9,791,985	6,511,922
	$20,207,790	$14,740,209

See notes to financial statements.

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

	2005	2004	2003

NET SALES	$64,404,369	$45,910,800	$20,661,250

COST OF SALES	53,711,475	37,706,968	19,131,823

Gross profit	10,692,894	8,203,832	1,529,427

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES	2,816,003	2,514,781	2,271,314

Income (loss) from operations	7,876,891	5,689,051	(741,887)

OTHER INCOME (EXPENSE):
Interest expense	(269,669)	(251,794)	(236,620)
Management and loan guarantee fees	(323,625)	(277,000)	(156,000)
Other income	-	16,296	-

Net other expense	(593,294)	(512,498)	(392,620)

Net income (loss) before income taxes	7,283,597	5,176,553	(1,134,507)

STATE AND LOCAL INCOME TAX EXPENSE (BENEFIT)	55,725	165,000	(27,023)

Net income (loss)	7,227,872	5,011,553	(1,107,484)

MEMBERS' EQUITY, beginning of year	6,511,922	2,189,319	3,520,783

Distributions to members	(3,947,809)	(688,950)	(223,980)

MEMBERS' EQUITY, end of year	$9,791,985	$6,511,922	$2,189,319

See notes to financial statements.

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

	2005	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$7,227,872	$5,011,553	$(1,107,484)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	447,024	390,961	295,070
(Recovery) provision for doubtful accounts	(20,000)	54,224	33,602
Gain on disposal of assets	-	(16,296)	-
(Increase) decrease in:
Accounts receivable	(114,124)	(2,206,293)	(513,398)
Inventory	(3,986,219)	(3,921,566)	590,484
Prepaid expenses	(75,198)	(9,156)	(33,646)
Deposits	28,500	-	10,330
Increase (decrease) in:
Accounts payable	988,374	1,669,148	662,774
Accrued expenses	385,005	454,722	95,452
Distributions payable	(588,950)	588,950	-
Net cash provided by operating activities	4,292,284	2,016,247	33,184

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures for property and equipment	(823,724)	(274,383)	(684,908)
Proceeds from sale of assets	-	20,000	-
Net cash used in investing activities	(823,724)	(254,383)	(684,908)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds (payments) on line of credit	1,708,072	(905,000)	536,000
Proceeds from long-term debt	-	-	750,000
Principal payments on long-term debt	(304,983)	(282,710)	(218,576)
Distributions to members	(3,947,809)	(688,950)	(223,980)
Net cash (used in) provided by financing activities	(2,544,720)	(1,876,660)	843,444

Net increase (decrease) in cash and cash equivalents	923,840	(114,796)	191,720

CASH AND CASH EQUIVALENTS, beginning of year	78,949	193,745	2,025

CASH AND CASH EQUIVALENTS, end of year	$1,002,789	$78,949	$193,745

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:
Cash paid during the year for interest	$263,648	$252,993	$225,049
Cash paid (received) during the year for state income taxes	$13,534	$(6,357)	$19,334
Non- cash investing activities:
Note payable issued in connection with transportaton equipment acquired	$-	$-	$38,069

See notes to financial statements.

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005, 2004 AND 2003

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

CRC Acquisition Co., LLC, a Delaware limited liability company (the “Company”), is engaged in the manufacture and sale of fabricated steel products, predominantly steel counter weights. The Company sells primarily to elevator, machine and other equipment manufacturers located throughout the United States. The Company has manufacturing facilities located in Ohio and Illinois.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements reflect the application of certain accounting policies described in this footnote. Other policies and procedures are described in the remaining notes.

Revenue Recognition and Warranty Costs

The Company recognizes sales revenue when it is realized and earned, generally when goods are shipped. At time of shipment, sales revenue is recognized based on meeting the following criteria:

1.	Manufacturing products based on customer specifications.
2.	Delivering product to the customer before the close of the reporting period, whereby delivery results in the transfer of ownership risk to the customer.
3.	Establishing a set sales price with the customer.
4.	Collecting the sales revenue from the customer is reasonably assured.
5.	No significant contingencies exist.

Warranty costs and product returns incurred by the Company have not been significant. Revenue includes shipping and handling costs billed to customers. Shipping and handling costs totaling $702,374, $590,647 and $487,969 for the years ended December 31, 2005, 2004 and 2003, respectively, are classified as part of selling, general and administrative expenses.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS
December 31, 2005, 2004 AND 2003

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of estimates (continued)

estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write offs and collections and current credit conditions.

Inventory

Inventory is stated at the lower of cost (first-in, first-out average cost method) or market. Work in process and finished goods include materials, labor and allocated overhead.

Property and Equipment

Property and equipment are stated at cost and depreciated over their estimated useful lives utilizing the straight-line method. Property and equipment are depreciated over the following estimated useful lives:

Estimated Useful Life
Building and improvements	39 years
Machinery and equipment	7 - 10 years
Office equipment and furniture	3 - 7 years
Transportation equipment	5 years

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS, CONTINUED
December 31, 2005, 2004 AND 2003

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred Financing Costs

Deferred financing costs, incurred in connection with bank financing, are being amortized over a five-year life using the straight-line method.

Cash Flows Presentation

The Company has adopted the indirect method of presenting cash flows from operating activities.

Advertising Costs

Advertising costs, which are included in selling, general and administrative expenses, are expensed as incurred. Advertising expense was $8,122, $15,386 and $1,882 for the years ended December 31, 2005, 2004 and 2003, respectively.

Income Taxes

The Company is treated as a partnership, which is not a taxpaying entity for federal income tax purposes. Therefore, no federal income tax expense has been recorded in the financial statements as such income is taxed to the partners on their individual tax returns. The Company does provide for state and local income taxes and/or refunds in the financial statements.

Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents: The carrying amount approximates fair value because of the short maturity of those instruments.

Line of credit note payable: The carrying amount approximates fair value because the interest rate fluctuates with the lending banks’ prime rate.

Long-term debt: The fair value of the long-term debt is estimated based on the interest rates for the same or similar debt offered to the Company having the same or similar remaining maturities and collateral requirements.

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS, CONTINUED
December 31, 2005, 2004 AND 2003

NOTE 2 - UNINSURED CASH BALANCES

At December 31, 2005 and 2004, the Company had cash balances at a local bank which exceeded the amount insured by the Federal Deposit Insurance Corporation (FDIC) in the amount of $1,098,552 and $185,086, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

For the years ended December 31, 2005, 2004 and 2003, the Company had the following transactions with a member:

	2005	2004	2003
Loan guarantee fees	$96,000	$96,000	$48,000

Management fees	$227,625	$181,000	$108,000

Loan guarantee fees represent payments made to the major shareholder of the Conley Group (a member of the Company) for personally guaranteeing the loans of the Company. Management fees represent payments made to the Conley Group for management services such as accounting, tax, and risk management.

NOTE 4 - INVENTORY

Inventory at December 31, 2005 and 2004 consisted of the following:

	2005	2004

Raw Materials	$10,171,332	$5,558,371
Work-in-process	217,665	385,750
Finished Goods	353,728	812,385

	$10,742,725	$6,756,506

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS, CONTINUED
December 31, 2005, 2004 AND 2003

NOTE 5 - ECONOMIC DEPENDENCY

Sales from the Company’s five largest customers for the years ended December 31,  2005 and 2004, are as follows:

	2005	2004

Net Sales	$43,150,397	$29,235,801
Percent of Net Sales	67%	63%

The Company had purchases from significant vendors for the years ended December 31, 2005, 2004 and 2003, as follows:
	2005		2004		2003
		% of total		% of total		% of total
	Purchases	Purchases	Purchases	Purchases	Purchases	Purchases
Vendor A	$16,706,275	39.1%	$8,551,548	28.7%	$1,851,280	20.7%
Vendor B	8,500,811	19.9%	3,679,307	12.4%	–	–
Vendor C	5,282,868	12.4%	1,510,308	5.1%	2,163,871	24.2%
Vendor D	4,350,377	10.2%	3,425,573	11.5%	1,453,447	16.2%

NOTE 6 - RETIREMENT PLAN

The Company maintains a defined contribution retirement plan (401k) covering employees who have completed six months of service and who are at least twenty one years of age. The Company made matching contributions of $50,178, $9,305 and $10,691 for 2005, 2004 and 2003, respectively. During 2005, the Company made changes to the matching provisions of the plan to provide for a 100 percent match of the first 3 percent of compensation and a 50 percent matching of the next two percent.

NOTE 7 - COLLECTIVE BARGAINING AGREEMENT

The Company renewed its collective bargaining agreement with the United Steel Workers of America on September 2, 2005. The agreement will remain in effect until August 31, 2008. The employees covered by this agreement include all production, maintenance and service personnel in the Ohio plant and excludes office clerical employees, guards and supervisors.

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS, CONTINUED
December 31, 2005, 2004 AND 2003

NOTE 8 - LINE OF CREDIT NOTE PAYABLE

The Company has a revolving line of credit with a bank that permits borrowings up to 85% of eligible accounts receivable and 65% of inventory, not to exceed $11,900,000. Amounts borrowed bear interest at prime plus .5% (at December 31, 2005 and 2004 the rate was 7.75% and 5.75%, respectively). The line of credit is secured by substantially all of the Company's assets. At December 31, 2005 and 2004, $3,450,000 and $1,741,928, respectively, was outstanding under the revolving line of credit. The Company is currently negotiating extended terms for this note. As of August 31, 2006, the balance outstanding was $5,300,000.

NOTE 9 - LONG-TERM DEBT

Long-term debt at December 31, 2005 and 2004 consisted of the following:

	2005	2004

Mortgage note payable, bank, in the original amount of $750,000. The note is payable in 119 monthly installments of $3,125 plus interest at 6.25%. The note matures February 2022 and is secured by substantially all of the Company’s assets.	$606,250	$643,750

Term note payable, bank, in the original amount of $447,000. The note is payable in 59 monthly installments of $7,450 plus interest at 6.25%, through February 2007. The note is secured by substantially all of the Company’s assets.	104,300	193,700

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS, CONTINUED
December 31, 2005, 2004 AND 2003

NOTE 9 - LONG-TERM DEBT (CONTINUED)

Term note payable, bank, in the original amount of $750,000. The note is payable in 60 monthly installments of $12,500 plus interest at 6.15%, through May 2008. The note is secured by sub-stantially all of the Company’s assets.	362,500	512,500

Term note payable, bank, in the original amount of $38,069. The note was retired during 2005	-	28,083

	1,073,050	1,378,033

Less current maturities	276,900	282,998

	$796,150	$1,095,035

Future maturities of long-term debt are as follows:

For the year ending December 31,

2006	$276,900
2007	202,400
2008	100,000
2009	37,500
2010	37,500
Thereafter	418,750
$1,073,050

As more fully described in the above loan agreements, the Company has to comply with restrictive covenants and meet various loan financial ratios.

NOTE 10 - MEMBERS’ EQUITY

In accordance with an Operating Agreement entered into in December 2001, the two Members made initial capital contributions totaling $2,800,000. The Members designated a Board of Managers who are responsible for managing the affairs of the Company, and who have the power to require additional contributions to be made by the Members, if and when needed. To date, no additional contributions have been required or made. In addition, no Member has the right to withdraw any part of its capital contribution until all liabilities of the Company have been paid. The capital accounts are not entitled to interest thereon, and no Member has priority over another member, either as to the return of capital contributions, or as to income, gains, losses, etc.

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS, CONTINUED
December 31, 2005, 2004 AND 2003

NOTE 10 - MEMBERS’ EQUITY (CONTINUED)

Generally, income and losses, distributions of cash and distribution of proceeds from the sale of the Company’s assets are allocated to Members based upon their percentage interests. The Company’s debt agreements limit the amount of cash distributions that can be made from time to time.

In addition, the Operating Agreement restricts the transfer of a Member’s interest or the admission of a new member, except under certain circumstances as more fully described therein.

The Company, on January 4, 2006, declared and paid a dividend to members in the amount of $5,000,000. This was done in conjunction with modifications to the Line of Credit borrowing arrangement which was increased to $11,900,000 and modified to permit the dividend distribution.

NOTE 11 - COMMITMENTS

The Company rents a manufacturing facility in Illinois under a non-cancelable rental agreement. Rent expense under this agreement totaled $360,000 in each of 2005, 2004 and 2003. In addition, the Company leases automobiles from lessors under non-cancelable operating lease agreements. Rent expense under these agreements amounted to $6,334, $6,277 and $11,082 in 2005, 2004 and 2003, respectively.

Future minimum lease payments under these agreements are as follows:

For the year ending December 31,

2006	$366,958
2007	366,958
2008	366,958
2009	361,160
2010	360,000
Thereafter	375,000
$2,197,034

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS, CONTINUED
December 31, 2005, 2004 AND 2003

NOTE 12 - FAIR VALUE OF FINANCIAL INSTRUMENTS

 The estimated fair values of the Company’s financial instruments as of December 31, 2005 and 2004 are as follows:

	2005		2004
	Book Value	Fair Value	Book Value	Fair Value
Cash and cash equivalents	$1,002,789	$1,002,789	$78,949	$78,949
Line of credit note payable	3,450,000	3,450,000	1,741,928	1,741,928
Long-term debt	1,073,050	1,073,050	1,378,033	1,378,033

NOTE 13 - RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

 In July 2006, the FASB released FASB Interpretation No. 48, “Accounting for  Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. FIN 48  prescribes a comprehensive model for the financial statement recognition, measurement,  presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The Company will adopt FIN 48 in the first quarter of 2007. The  cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to  members’ equity as of the beginning of the period of adoption. The Company does not  believe that the adoption of this standard will have a significant impact on the financial  statements.

NOTE 14 - SUBSEQUENT EVENTS

     On September 8, 2006, CRC Acquisition Co., LLC purchased certain assets of Wilmington Steel. The purchase of such assets are insignificant and included in the consolidated reports.

 On October 3, 2006, CRC Acquisition Co., LLC doing business as Concord Steel sold substantially all of its revenue generating assets to SIG Acquisition Corp., a wholly owned subsidiary of Net Perceptions, Inc. for approximately $45.3 million.

CRC ACQUISITION CO., LLC.
(d/b/a CONCORD STEEL)
BALANCE SHEET
September 30, 2006
(UNAUDITED)

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$501
Accounts receivable, trade, less allowance for doubtful accounts of $23,000	10,217,966
Inventory	12,206,672
Prepaid expenses	26,754
Total current assets	22,451,893
PROPERTY AND EQUIPMENT:
Building and improvements	787,768
Machinery and equipment	4,522,662
Office equipment and furniture	280,915
Transportation equipment	147,384
5,738,729
Less accumulated depreciation	1,706,974
Net property and equipment	4,031,755
OTHER ASSETS:
Deposits	131,700
Deferred financing costs, less accumulated amortization of $15,779	1,753
Other intangibles, net	2,486,000
Total other assets	2,619,453
$29,103,101

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
Line of credit note payable	$10,063,143
Current maturities of long-term debt	224,750
Accounts payable	6,889,203
Accrued purchase price payable	950,000
Accrued expenses	1,358,988
Total current liabilities	19,486,084
LONG-TERM LIABILITIES:
Notes payable, less current maturities	640,625
Total long-term liabilities	640,625

MEMBERS' EQUITY	8,976,392
$29,103,101

See notes to unaudited financial statements

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 and 2005
(UNAUDITED)

	2006	2005

NET SALES	$60,737,803	$48,733,672

COST OF SALES	47,866,994	41,211,943

Gross profit	12,870,809	7,521,729

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	2,469,152	1,827,278

Income from operations	10,401,657	5,694,451

OTHER EXPENSE:
Interest expense	462,721	190,023
Management and loan guaranty fees	709,500	237,625
Transaction expenses	1,396,200	-
Other expense	7,403	(1,487)

Net other expense	2,575,824	426,161

Net income before income taxes	7,825,833	5,268,290

STATE AND LOCAL INCOME TAX EXPENSE	211,426	10,738

Net income	7,614,407	5,257,552

MEMBERS' EQUITY, beginning of year	9,791,985	6,511,922

Distributions to members	(8,430,000)	(2,613,950)

MEMBERS' EQUITY, end of year	$8,976,392	$9,155,524

See notes to unaudited financial statements

CRC ACQUISITION CO., LLC.
(d/b/a CONCORD STEEL)
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 and 2005
(UNAUDITED)

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,614,407	$5,257,552
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	417,137	326,816
Provision for doubtful accounts	13,000	-
(Increase) decrease in:
Accounts receivable	(5,929,919)	(2,689,909)
Inventory	312,196	(5,055,087)
Prepaid expenses	122,257	90,078
Increase (decrease) in:
Accounts payable	2,306,214	2,117,721
Accrued expenses	49,222	(126,324)

Net cash provided by (used in) operating activities	4,904,514	(79,153)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures for property and equipment	(570,127)	(518,218)
Investments and acquisitions	(3,312,143)	-

Net cash used in investing activities	(3,882,270)	(518,218)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from line of credit	6,613,143	3,348,072
Principal payments on long-term debt	(207,675)	(215,000)
Distribution to members	(8,430,000)	(2,613,950)

Net cash (used in) provided by financing activities	(2,024,532)	519,122

Net decrease in cash and cash equivalents	(1,002,288)	(78,249)

CASH AND CASH EQUIVALENTS, beginning of period	1,002,789	78,949

CASH AND CASH EQUIVALENTS, at end of period	$501	$700

SUPPLEMENTAL DISCLOSURES:

Cash paid during the year for interest	$462,721	$190,022

Cash paid during the year for state taxes	$433,515	$13,534

See notes to unaudited financial statements

CRC ACQUISITION CO., LLC
(d/b/a CONCORD STEEL)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

The accompanying unaudited financial statements of CRC Acquisition Co., LLC (“CRC”) as of and for the nine months ended September 30, 2006 and 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America. Accordingly, they do not include all of the information in notes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the unaudited financial statements have been included. The results of the nine months ended September 30, 2006 are not necessarily indicative of the results to be obtained for the year ending December 31, 2006. These interim financial statements should be read in conjunction with the Company’s audited financial statements and footnotes thereto, included in Net Perceptions, Inc.’s Form 8-K Exhibit 99.1 filed with the Securities and Exchange Commission on December 18, 2006.

On September 8, 2006, CRC Acquisition Co., LLC purchased certain assets of Wilmington Steel. The purchase of such assets are insignificant and included in the consolidated reports.

On October 3, 2006, CRC sold substantially all of its revenue generating assets to SIG Acquisition Corp., a wholly owned subsidiary of Net Perceptions, Inc. for approximately $45.3 million.